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                                                                     Exhibit 1.1


                             BioSphere Medical, Inc.


                                5,000,000 Shares


                                  Common Stock
                                ($.01 Par Value)


                             UNDERWRITING AGREEMENT





________ __, 2001



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                             UNDERWRITING AGREEMENT


                                                               ________ __, 2001


UBS Warburg LLC
U.S. Bancorp Piper Jaffray Inc.
Adams, Harkness & Hill, Inc.

c/o UBS Warburg LLC
299 Park Avenue
New York, New York  10171-0026


Ladies and Gentlemen:

         BioSphere Medical, Inc., a Delaware corporation (the "Company"), proposes to issue and sell to the Underwriters named in Schedule A annexed hereto (the "Underwriters") an aggregate of 2,000,000 shares of Common Stock, $.01 par value per share (the "Common Stock"), of the Company, and Sepracor Inc. (the "Selling Stockholder") proposes to sell to the several Underwriters 3,000,000 shares of Common Stock (said shares to be issued and sold by the Company and shares to be sold by the Selling Stockholder collectively, the "Firm Shares"). In addition, solely for the purpose of covering over-allotments, the Selling Stockholder proposes to grant to the Underwriters the option to purchase from the Selling Stockholder up to an additional 750,000 shares of Common Stock (the "Additional Shares"). The Firm Shares and the Additional Shares are hereinafter collectively sometimes referred to as the Shares. The Shares are described in the Prospectus which is referred to below.

         The Company has filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the "Act"), with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (File No. 333-62272) including a prospectus, relating to the Shares. The Company has furnished to you, for use by the Underwriters and by dealers, copies of one or more preliminary prospectuses (each thereof being herein called a "Preliminary Prospectus") relating to the Shares. Except where the context otherwise requires, the registration statement, as amended when it becomes effective, including all documents filed as a part thereof, and including any information contained in a prospectus subsequently filed with the Commission pursuant to Rule 424(b) under the Act and deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430(A) under the Act, and also including any registration statement filed pursuant to Rule 462(b) under the Act, is herein called the Registration Statement, and the prospectus, in the form filed by the Company with the

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Commission pursuant to Rule 424(b) under the Act on or before the second business day after the date hereof (or such earlier time as may be required under the Act) or, if no such filing is required, the form of final prospectus included in the Registration Statement at the time it became effective, is herein called the Prospectus. Any reference herein to the Registration Statement, a Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Form S-3 which were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of such Preliminary Prospectus or the Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the filing of any document under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the "Exchange Act") after the Effective Date of the Registration Statement, or the issue date of any Preliminary Prospectus or the Prospectus, as the case may be, deemed to be incorporated therein by reference.

         The Company, the Selling Stockholder and the Underwriters agree as follows:

         1. SALE AND PURCHASE. Upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Company and the Selling Stockholder agree to sell to the respective Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase from the Company and the Selling Stockholder the respective number of Firm Shares (subject to such adjustment as you may determine to avoid fractional shares) which bears the same proportion to the number of Firm Shares to be sold by the Company or by the Selling Stockholder, as the case may be, as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule A annexed hereto bears to the total number of Firm Shares to be sold by the Company and the Selling Stockholder, in each case at a purchase price of $____ per Share. The Company and the Selling Stockholder are advised by you that the Underwriters intend (i) to make a public offering of their respective portions of the Firm Shares as soon after the effective date of the Registration Statement as in your judgment is advisable and (ii) initially to offer the Firm Shares upon the terms set forth in the Prospectus. You may from time to time increase or decrease the public offering price after the initial public offering to such extent as you may determine.

         In addition, the Selling Stockholder hereby grants to the several Underwriters the option to purchase, and upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Underwriters shall have the right to purchase, severally and not jointly, from the Selling Stockholder, ratably in accordance with the number of Firm Shares to be purchased by each of them, all or a portion of the Additional Shares as may be necessary to cover over-allotments made in connection with the offering of the Firm Shares, at the same purchase price per share to be paid by the Underwriters to the Company and the Selling Stockholder for the Firm Shares. This option may be exercised by you on


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behalf of the several Underwriters at any time (but not more than once) on or before the thirtieth day following the date hereof, by written notice to the Company and the Selling Stockholder. Such notice shall set forth the aggregate number of Additional Shares as to which the option is being exercised, and the date and time when the Additional Shares are to be delivered (such date and time being herein referred to as the additional time of purchase); PROVIDED, HOWEVER, that the additional time of purchase shall not be earlier than the time of purchase (as defined below) nor earlier than the second business day(1) after the date on which the option shall have been exercised nor later than the tenth business day after the date on which the option shall have been exercised. The number of Additional Shares to be sold to each Underwriter shall be the number which bears the same proportion to the aggregate number of Additional Shares being purchased as the number of Firm Shares set forth opposite the name of such Underwriter on Schedule A hereto bears to the total number of Firm Shares (subject, in each case, to such adjustment as you may determine to eliminate fractional shares).

         2. PAYMENT AND DELIVERY. Payment of the purchase price for the Firm Shares shall be made to the Company and the Selling Stockholder by Federal Funds wire transfer, against delivery of the certificates for the Firm Shares to you through the facilities of the Depository Trust Company (DTC) for the respective accounts of the Underwriters. Such payment and delivery shall be made at 10:00 A.M., New York City time, on _________ __, 2001 (unless another time shall be agreed to by you, the Company and the Selling Stockholder or unless postponed in accordance with the provisions of Section 8 hereof). The time at which such payment and delivery are actually made is hereinafter sometimes called the time of purchase. Certificates for the Firm Shares shall be delivered to you in definitive form in such names and in such denominations as you shall specify on the second business day preceding the time of purchase. For the purpose of expediting the checking of the certificates for the Firm Shares by you, the Company and the Selling Stockholder agree to make such certificates available to you for such purpose at least one full business day preceding the time of purchase.

         Payment of the purchase price for the Additional Shares shall be made at the additional time of purchase in the same manner and at the same office as the payment for the Firm Shares. Certificates for the Additional Shares shall be delivered to you in definitive form in such names and in such denominations as you shall specify no later than the second business day preceding the additional time of purchase. For the purpose of expediting the checking of the certificates for the Additional Shares by you, the Selling Stockholder agrees to


---------------
(1) As used herein "business day" shall mean a day on which the New York Stock Exchange is open for trading.


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make such certificates available to you for such purpose at least one full business day preceding the additional time of purchase.

         3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE SELLING STOCKHOLDER.

            (i) The Company represents and warrants to each of the Underwriters that:

                  (a) The Company has not received nor has notice of, any order of the Commission preventing or suspending the use of any Preliminary Prospectus, or instituting proceedings for that purpose, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act; and when the Registration Statement becomes effective, the Registration Statement and the Prospectus will conform in all material respects with the provisions of the Act, and the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that the Company makes no warranty or representation with respect to any statement contained in the Registration Statement or the Prospectus in reliance upon and in conformity with information concerning the Underwriters and furnished in writing by or on behalf of any Underwriter through you to the Company expressly for use in the Registration Statement or the Prospectus; and, except as set forth in the Registration Statement and the Prospectus, neither the Company nor any of its affiliates has distributed any offering material in connection with the offering or sale of the Shares other than the Registration Statement, the Preliminary Prospectus, the Prospectus or any other materials, if any, permitted by the Act;

                  (b) as of the date of this Agreement, the Company's capitalization is as set forth under the heading entitled "Actual" in the section of the Registration Statement and the Prospectus entitled "Capitalization" and, as of the time of purchase and the additional time of purchase, as the case may be, the Company's capitalization shall be as set forth under the heading entitled "As Adjusted" in the section of the Registration Statement and the Prospectus entitled "Capitalization" (provided that the currently outstanding Common Stock includes shares of Common Stock issued after March 31, 2001 upon exercise of options and/or warrants disclosed in the Registration Statement and Prospectus as being outstanding as of March 31, 2001); all of the issued and outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable, have been issued in


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         compliance with all federal and state securities laws and were not issued in violation of any preemptive right, right of first refusal or similar right to which the Company is a party or by which it is bound;

                  (c) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with the requisite corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement and the Prospectus;

                  (d) the Company is duly qualified to do business as a foreign corporation in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to so qualify or be in good standing would not reasonably be expected to have a material adverse effect on the business, operations, prospects, properties, condition (financial or otherwise) or results of operations of the Company and the Subsidiaries (as hereinafter defined) taken as a whole (a "Material Adverse Effect"). The Company has no subsidiaries (as defined in the Act) other than BioSphere Medical S.A. ("BMSA"), BioSphere Medical Japan, Inc. ("BSM Japan") and BSMD Ventures, Inc. ("BSMD Ventures" and, together with BMSA and BSM Japan, the "Subsidiaries"); the Company owns 85% of the outstanding capital stock of BMSA and has the right to acquire the outstanding minority interest therein on the terms described in the Registration Statement and contained in an agreement filed as an exhibit to the Registration Statement; other than each of the Subsidiaries, the Company does not own, directly or indirectly, any shares of stock or any other equity or long-term debt of any corporation or have any direct or indirect equity interest or ownership of long-term debt in any firm, partnership, joint venture, association or other entity; complete and correct copies of the certificates of incorporation and of the bylaws of the Company and each of the Subsidiaries and all amendments thereto have been made available to you; each of the Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with the requisite corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus; each of the Subsidiaries is duly qualified to do business as a foreign corporation in good standing in each jurisdiction where the ownership or leasing of the properties or the conduct of its business requires such qualification, except where the failure to so qualify or be in good standing would not reasonably be expected to have a Material Adverse Effect; all of the outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable, have been issued in compliance with all applicable securities laws, were not issued in violation of any preemptive right, resale right, right of first refusal or similar right and are owned by the Company (except in the case of BMSA, which are owned by the Company and the minority shareholder of
         BMSA) as described in the Registration Statement and the Prospectus;


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                  (e) Neither the Company nor any of the Subsidiaries is in
         breach or violation of, or in default under (nor has any event occurred which with notice, lapse of time, or both would result in any breach or violation of, or constitute a default under) (each such breach, violation, default or event, a "Default Event"), (i) its respective charter, by-laws or other organizational documents or (ii) any obligation, agreement, covenant or condition contained in any license, permit, indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any lease, contract or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their properties is bound or affected or, except as set forth in the Prospectus, under any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company, any of the Subsidiaries or any of their respective properties, other than, in the case of clause (ii), such Default Events as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and the execution, delivery and performance of this Agreement, the issuance and sale of the Shares and the consummation of the transactions contemplated hereby does not constitute and will not result in a Default Event under (x) any provisions of the charter, by-laws or other organizational documents of the Company or any of the Subsidiaries, or (y) under any provision of any license, permit, indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any lease, contract or other agreement or instrument to which the Company or any of the Subsidiaries or by which any of them or their respective properties may be bound or affected, or, except as set forth in the Prospectus, under any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company, any of the Subsidiaries or any of their respective properties, except, in the case of clause (y) for such Default Events as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

                  (f) this Agreement has been duly authorized, executed and delivered by the Company and is a legal, valid and binding agreement of the Company;

                  (g) the capital stock of the Company, including the Shares, conforms in all material respects to the description thereof contained in the section of the Registration Statement and Prospectus entitled "Description of Capital Stock";

                  (h) the Shares to be sold by the Company have been duly and validly authorized by the Company and, when issued by the Company and delivered by the Company against payment therefor as provided herein, will be validly issued, fully paid and non-assessable;


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                  (i) no approval, authorization, consent or order of or filing with any national, state, local or other governmental or regulatory commission, board, body, authority or agency is required to be obtained or made by the Company or any of the Subsidiaries in connection with the issuance and sale of the Shares or the consummation by the Company and the Selling Stockholder of the transactions contemplated hereby other than registration of the Shares under the Act, and any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters or under the Corporate Financing Rules of the National Association of Securities Dealers, Inc.;

                  (j) no person has the right, contractual or otherwise, to cause the Company to issue to it any shares of capital stock of the Company upon the issue and sale of the Shares to the Underwriters hereunder, nor does any person have preemptive rights, co-sale rights, rights of first refusal or other rights to purchase any of the Shares or to underwrite the offer and sale of the Shares or, except for such rights as have been complied with or waived, have any contractual or other rights to have securities owned by them included in the Registration Statement or sold in the offering contemplated thereby or otherwise registered pursuant to the Act as a result of the transactions contemplated hereby;

                  (k) Arthur Andersen LLP, whose report on the consolidated financial statements of the Company and the Subsidiaries is filed with the Commission as part of the Registration Statement and Prospectus, are independent public accountants as required by the Act;

                  (l) the Company and each of the Subsidiaries has all necessary licenses, permits, authorizations, consents and approvals and has made all necessary filings required under any federal, state, local or foreign law, regulation or rule (collectively, "Permits"), and has obtained all necessary authorizations, consents and approvals from other persons (collectively, "Approvals"), in order to conduct its respective business as described in the Registration Statement and the Prospectus, other than such Permits and Approvals the failure to obtain which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect; neither the Company nor any of the Subsidiaries is in violation of, or in default under, any such Permit or Approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or any of the Subsidiaries the effect of which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect;

                  (m) all legal or governmental proceedings, contracts, leases or documents of a character required to be described in the Registration Statement or the Prospectus or any document incorporated by reference therein or to be filed as an exhibit to the


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         Registration Statement or any document incorporated by reference therein have been so described or filed as required;

                  (n) except as disclosed in the Prospectus, there are no actions, suits, claims, investigations or proceedings pending or threatened to which the Company or any of the Subsidiaries or any of their respective directors or officers is a party or of which any of their respective properties is subject at law or in equity, or before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency which, if adversely decided, could result in a judgment, decree or order which is reasonably likely to cause a Material Adverse Effect or prevent consummation of the transactions contemplated hereby;

                  (o) the financial statements included in the Registration Statement and the Prospectus present fairly the consolidated financial position of the Company and the Subsidiaries as of the dates indicated and the consolidated results of operations and cash flows of the Company and the Subsidiaries for the periods specified; such financial statements have been prepared in compliance with the requirements of the Act and in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved; and there are no financial statements (historical or pro forma) that are required to be included in the Registration Statement and the Prospectus that are not so included as required;

                  (p) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been (i) any material adverse change, or any development with respect to the Company or any of the Subsidiaries which is reasonably likely to cause a material adverse change in the business, properties or assets described or referred to in the Registration Statement and the Prospectus, or the results of operations, condition (financial or otherwise), business, operations or prospects of the Company and the Subsidiaries taken as a whole, (ii) any transaction which is material to the Company or any of the Subsidiaries, (iii) any obligation, direct or contingent, which is material to the Company and the Subsidiaries taken as a whole, incurred by the Company or any of the Subsidiaries,
         (iv) any change in the capital stock or outstanding indebtedness of the Company or any of the Subsidiaries or except shares of Common Stock issued upon exercise of stock options and/or warrants disclosed in the Registration Statement and the Prospectus as being outstanding as of March 31, 2002 (v) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company. Neither the Company nor any of the Subsidiaries has any material contingent obligation which is not disclosed in the Prospectus and the Registration Statement;

                  (q) the Company has obtained the agreement of each of the Company's executive officers and directors not to sell, offer to sell, contract to sell, hypothecate,


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         grant any option to sell or otherwise dispose of, directly or indirectly, any shares of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock or warrants or other rights to purchase Common Stock for a period of 90 days after the date of the Prospectus without the prior written consent of UBS Warburg LLC ("UBS Warburg"); the Company has obtained the agreement of the Selling Stockholder not to sell, offer to sell, contract to sell, hypothecate, grant any option to sell or otherwise dispose of, directly or indirectly, any shares of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock or warrants or other rights to purchase Common Stock for a period of 120 days after the date of the Prospectus without the prior written consent of UBS Warburg;

                  (r) the Company is not and, after giving effect to the offering and sale of the Shares, will not be an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

                  (s) neither the Company nor any of the Subsidiaries nor to the Company's knowledge any of their respective officers or directors has taken, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

                  (t) the Company and each of the Subsidiaries maintain insurance of the types and in amounts reasonably adequate for their respective businesses, including, but not limited to, insurance covering real and personal property owned or leased by the Company and each of the Subsidiaries against theft, damage, destruction, acts of vandalism and other risks customarily insured against, all of which insurance is in full force and effect, except as would not reasonably be expected to have a Material Adverse Effect;

                  (u) Neither the Company nor any of the Subsidiaries has sustained since the date of the latest financial statements included in the Prospectus any losses or interferences with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Registration Statement and the Prospectus or other than any losses or interferences which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

                  (v) the Company and each of the Subsidiaries have good title to all personal property owned by them as described in the Registration Statement and the


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         Prospectus, free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; except as described in the Registration Statement and the Prospectus, any real property and buildings held under lease by the Company or any of the Subsidiaries are held by it under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company or any of the Subsidiaries, as the case may be;

                  (w) other than as set forth in the Registration Statement and the Prospectus, or as would not individually or in the aggregate reasonably be expected to have a Material Adverse Effect, the Company and each of the Subsidiaries own, possess, license or have other rights to use, all patents, trademarks, servicemarks, trade names, copyrights, trade secrets, information, proprietary rights and processes ("Intellectual Property") necessary for their business as described in the Registration Statement and the Prospectus and necessary in connection with the commercialization of the existing products of the Company and each of the Subsidiaries and the products described in the Prospectus as being under development, and the Company and each of the Subsidiaries have taken all reasonable steps necessary to secure interests in such Intellectual Property; except as described in the Registration Statement and the Prospectus, the Company is not aware of any options, licenses or agreements of any kind relating to the Intellectual Property of the Company or any of the Subsidiaries that are outstanding and which are required to be described in the Registration Statement and the Prospectus, and, except as described in the Registration Statement and the Prospectus, neither the Company nor any of the Subsidiaries is a party to or bound by any options, licenses or agreements with respect to the Intellectual Property of any other person or entity which are required to be described in the Registration Statement and the Prospectus; none of the technology employed by the Company and each of the Subsidiaries has been obtained or is used or proposed to be used by the Company or any of the Subsidiaries in violation of any contractual obligation binding on the Company or any of the Subsidiaries or any of their respective directors or executive officers or, to the Company's knowledge, any employees of the Company or any of the Subsidiaries or otherwise in violation of the rights of any persons, other than any violation which would not individually or in the aggregate reasonably be expected to have a Material Adverse Effect; except as described in the Registration Statement and the Prospectus, to the Company's knowledge neither the Company nor any of the Subsidiaries has violated or infringed or, by conducting its business as described the Registration Statement and the Prospectus, would violate or infringe any of the Intellectual Property of any other person or entity, and neither the Company nor any of the Subsidiaries has received any written or oral communication to such effect, other than any such violation, infringement or conflict which would not individually or in the aggregate reasonably be expected to have a Material Adverse Effect;

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                  (x) neither the Company nor any of the Subsidiaries has
         violated (i) any foreign, federal, state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants,
         (ii) any federal or state law relating to discrimination in the hiring, promotion or pay of employees nor any applicable federal or state wages and hours laws, (iii) any provisions of the Employee Retirement Income Security Act or the rules and regulations promulgated thereunder, which in the case of clauses (i) through (iii), individually or in the aggregate might reasonably be expected to result in a Material Adverse Effect;

                  (y) the Company and each of the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and
         (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

                  (z) all tax returns required to be filed by the Company and each of the Subsidiaries in any jurisdiction have been filed, other than those filings being contested in good faith, and all taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due pursuant to such returns or pursuant to any assessment received by the Company or any of the Subsidiaries have been paid, other than those being contested in good faith and for which adequate reserves have been provided;

                  (aa) there are no material agreements or understandings between or among the Company, the Selling Stockholder or any of the Subsidiaries relating to or affecting the Company or any of the Subsidiaries or their respective businesses which are required to be described in the Registration Statement and the Prospectus other than as described in the Registration Statement and Prospectus; and

                  (bb) all documents incorporated by reference by the Registration Statement, the Preliminary Prospectus or the Prospectus complied in all material respects, at the time such documents were filed with the Commission, with the requirements of the Exchange Act.

            (ii) The Selling Stockholder represents and warrants to each of the Underwriters that:

                  (a) the Selling Stockholder is the lawful owner of the Shares to be sold by the Selling Stockholder hereunder and immediately preceding the sale and delivery of, and payment for, such Shares (whether at the time of purchase or the additional time of purchase), the Selling Stockholder will have good and marketable title to such Shares, free and clear of all liens, encumbrances and defects;

                  (b) the Selling Stockholder has duly endorsed the Shares to be sold by the Selling Stockholder hereunder in blank, and upon sale and delivery of, and payment for, such Shares (whether at the time of purchase or the additional time of purchase), assuming each Underwriter has no notice of any adverse claim (within the meaning of Section 8-105 of the New York Uniform Commercial Code (the "UCC")), (i) each Underwriter will acquire valid and marketable title to such Shares free and clear of all liens, encumbrances and defects and (ii) each Underwriter that has purchased such Shares delivered at the time of purchase or at the additional time of purchase, as the case may be, to DTC by making payment therefor as provided herein, and that has had such Shares credited to the securities account or accounts of such Underwriters maintained with DTC, will acquire a security entitlement (within the meaning of Section 8-102(a)(17) of the UCC), and no action based on an adverse claim (within the meaning of Section 8-102(a)(1) of the UCC) may be asserted against such Underwriter with respect to such Shares;

                  (c) neither the Selling Stockholder nor to its knowledge any of its officers or directors has taken, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

                  (d) no approval, authorization, consent or order of any court or filing with any national, state, local or other governmental or regulatory commission, board, body, authority or agency is required to be obtained or made by the Selling Stockholder in connection with the sale of the Shares to be sold by Selling Stockholder or for the consummation by the Selling Stockholder of the transactions contemplated hereby other than registration of the Shares under the Act, and any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters;

                  (e) this Agreement has been duly authorized, executed and delivered by the Selling Stockholder and is a legal, valid and binding agreement of the Selling Stockholder;

                  (f) the execution, delivery and performance of this Agreement, the sale of the Shares to be sold by the Selling Stockholder and the consummation of the transactions contemplated hereby by the Selling Stockholder does not and will not constitute a Default Event under any provisions of the charter or by-laws or other organizational documents of the Selling Stockholder or any of its subsidiaries or under any provision of any license, permit, indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any lease, contract or other agreement or instrument to which the Selling Stockholder or any of its subsidiaries is a party or by which it or its properties may be bound or affected, or under any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to it or any of its subsidiaries, except for such Default Events as would not individually or in the aggregate reasonably be expected to have a Material Adverse Effect or have a material adverse effect on the ability of the Selling Stockholder to consummate the transactions contemplated hereby;

                  (g) the Selling Stockholder has reviewed the Registration Statement and the Prospectus, and the Selling Stockholder represents
         (i) that the Registration Statement contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading and
         (ii) that the Prospectus contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that the Selling Stockholder makes no warranty or representation pursuant to this paragraph (g) with respect to any statement contained in the Registration Statement or the Prospectus other than statements made in reliance upon and in conformity with information concerning the Selling Stockholder and furnished in writing by or on behalf of the Selling Stockholder to the Company expressly for use in the Registration Statement or the Prospectus;

                  (h) the Selling Stockholder has no actual knowledge (i) that the Registration Statement contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) that the Prospectus contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                  (i) neither the Selling Stockholder nor, to the knowledge of the Selling Stockholder, any of its officers and directors, has distributed any offering material in connection with the offering or sale of the Shares other than the Registration Statement, the Preliminary Prospectus, the Prospectus or any other materials, if any, permitted by the Act; and

                  (j) the Selling Stockholder has not received, and has no notice of, any order of the Commission preventing or suspending the use of any Preliminary Prospectus, or instituting proceedings for that purpose.

         4. CERTAIN COVENANTS OF THE COMPANY AND THE SELLING STOCKHOLDER.

            (i) The Company hereby agrees, (and, with respect to Section 4(i)(l), the Selling Stockholder jointly and severally agrees with the Company):

                  (a) to furnish such information as may be required and otherwise to cooperate in qualifying the Shares for offering and sale under the securities or blue sky laws of such states as you may designate and to maintain such qualifications in effect so long as required for the distribution of the Shares; PROVIDED that the Company shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such state (except service of process with respect to the offering and sale of the Shares); and to promptly advise you of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

                  (b) to make available to the Underwriters in New York City, as soon as practicable after the Registration Statement becomes effective, and thereafter from time to time to furnish to the Underwriters, as many copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) as the Underwriters may reasonably request for the purposes contemplated by the Act; in case any Underwriter is required to deliver a prospectus after the nine-month period referred to in Section 10(a)(3) of the Act in connection with the sale of the Shares, the Company will prepare promptly upon request, but at the expense of such Underwriter, such amendment or amendments to the Registration Statement and such prospectuses as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Act;

                  (c) to advise you promptly and (if requested by you) to confirm such advice in writing, (i) when the Registration Statement has become effective and when any post-effective amendment thereto becomes effective and (ii) if Rule 430A under the Act is used, when the Prospectus is filed with the Commission pursuant to Rule 424(b) under the Act (which the Company agrees to file in a timely manner under such

         Rules), provided that filing on the EDGAR system will be sufficient notice for purposes of this subsection (c)(ii);

                  (d) to advise you promptly, confirming such advice in writing (if requested by you), of any request by the Commission for amendments or supplements to the Registration Statement or Prospectus or for additional information with respect thereto, or of notice of institution of proceedings for, or the entry of a stop order suspending the effectiveness of the Registration Statement and, if the Commission should enter a stop order suspending the effectiveness of the Registration Statement, to make every reasonable effort to obtain the lifting or removal of such order as soon as possible; to advise you promptly of any proposal to amend or supplement the Registration Statement or Prospectus and to file no such amendment or supplement to which you shall object in writing;

                  (e) if necessary or appropriate, to file a registration statement pursuant to Rule 462(b) under the Act;

                  (f) to furnish to you and, upon request, to each of the other Underwriters for a period of three years from the date of this Agreement (i) copies of any reports or other communications which the Company shall send to its stockholders or shall from time to time publish or publicly disseminate, (ii) copies of all annual, quarterly and current reports filed with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar form as may be designated by the Commission,
         (iii) copies of documents or reports filed with any national securities exchange on which any class of securities of the Company is listed, and
         (iv) such other information as you may reasonably request regarding the Company or any of the Subsidiaries (which such other information you shall agree to keep as confidential to the extent such information is identified by the Company as being of a confidential nature), in each case as soon as reasonably practicable after such reports, communications, documents or information become available;

                  (g) to advise the Underwriters promptly of the happening of any event known to the Company within the time during which a Prospectus relating to the Shares is required to be delivered under the Act which, in the judgment of the Company, would require the making of any change in the Prospectus then being used so that the Prospectus would not include an untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading, and, during such time, to prepare and furnish, at the Company's expense, to the Underwriters promptly such amendments or supplements to such Prospectus as may be necessary to reflect any such change and to furnish you a copy of such proposed amendment or supplement before filing any such amendment or supplement with the Commission;

                  (h) to make generally available to its security holders, and to deliver to you, an earnings statement of the Company (which will satisfy the provisions of Section 11(a) of the Act) covering a period of twelve months beginning after the effective date of the Registration Statement (as defined in Rule 158(c) of the Act) and ending not later than 15 months thereafter;

                  (i) to furnish to you four conformed copies of the Registration Statement, as initially filed with the Commission, and of all amendments thereto (including all exhibits thereto) and sufficient conformed copies of the foregoing (other than exhibits) for distribution of a copy to each of the other Underwriters;

                  (j) to furnish to you as early as reasonably practicable prior to the time of purchase and the additional time of purchase, as the case may be, but not later than two business days prior thereto, a copy of the latest available unaudited interim consolidated financial statements, if any, of the Company and the Subsidiaries which have been read by the Company's independent certified public accountants, as stated in their letter to be furnished pursuant to Section 6(g) hereof;

                  (k) to apply the net proceeds from the sale of the Shares in the manner set forth under the caption "Use of Proceeds" in the Prospectus;

                  (l) to pay all costs, expenses, fees and taxes (other than any transfer taxes and, except as set forth under Section 5 hereof and (iv) and (vi) below, fees and disbursements of counsel for the Underwriters) in connection with (i) the preparation and filing of the Registration Statement, each Preliminary Prospectus, the Prospectus, and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the registration, issue, sale and delivery of the Shares, (iii) the printing of this Agreement, any Agreement Among Underwriters, any dealer agreements, any Powers of Attorney and any closing documents (including compilations thereof) and the reproduction and/or printing and furnishing of copies of each thereof to the Underwriters and (except closing documents) to dealers (including costs of mailing and shipment), (iv) the qualification of the Shares for offering and sale under state laws and the determination of their eligibility for investment under state law as aforesaid (including reasonable legal fees and the filing fees and other disbursements of counsel for the Underwriters with respect thereto) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers, (v) any listing of the Shares on any securities exchange or qualification of the Shares for quotation on the Nasdaq National Market and any registration thereof under the Exchange Act, (vi) any filing for review of the public offering of the Shares by NASD Regulation, Inc. (including the reasonable legal fees and the filing fees and other disbursements of counsel for the Underwriters with respect thereto), and (vii) the performance of the other obligations of the Company and the Selling Stockholder hereunder;

                  (m) for so long as the delivery of the Prospectus is required in connection with the offering or sale of the Shares, to furnish to you, before filing with the Commission, a copy of any document proposed to be filed pursuant to Section 13, 14 or 15(d) of the Exchange Act;

                  (n) not to sell, offer or agree to sell, contract to sell, grant any option to sell or otherwise dispose of, directly or indirectly, any shares of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock or warrants or other rights to purchase Common Stock or any other securities of the Company that are substantially similar to Common Stock or permit the registration under the Act of any shares of Common Stock, for a period of 90 days after the date hereof (the "Lock-Up Period"), without the prior written consent of UBS Warburg, except for (i) the registration of the Shares and the sales to the Underwriters pursuant to this Agreement, (ii) issuances of Common Stock upon the exercise of outstanding options, warrants and debentures, (iii) the granting of options and the issuances of Common Stock upon the exercise thereof pursuant to stock option and employee stock purchase plans described in the Registration Statement and Prospectus and (iv) issuances of up to 1,250,000 shares of Common Stock as consideration for the acquisition of assets, businesses or companies, provided the recipient or recipients thereof agree in writing to be bound by the terms of a letter in the form contemplated by Section 3(i)(q) hereof during the Lock-Up Period; and

            (ii) The Selling Stockholder hereby agrees:

                  (a) to execute and deliver to the Underwriters a letter in the form contemplated by Section 3(i)(q);

                  (b) to advise the Underwriters promptly of the happening of any event known to the Selling Stockholder within the time during which a Prospectus relating to the Shares is required to be delivered under the Act which, in the judgment of the Selling Stockholder, would require the making of any change in the Prospectus then being used so that the Prospectus would not include an untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading; and

                  (c) to pay all federal and other taxes, if any, on the transfer and sale of the Shares being sold by the Selling Stockholder to the Underwriters.

         5. REIMBURSEMENT OF UNDERWRITERS' EXPENSES. If the Shares are not delivered for any reason other than the termination of this Agreement pursuant to Section 8 hereof, the Company and the Selling Stockholder, jointly and severally, shall, in addition to paying the amounts described in Section 4(i)(l) hereof, reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of their counsel.

         6. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The several obligations of the Underwriters hereunder are subject to the accuracy of the representations and warranties on the part of the Company and the Selling Stockholder on the date hereof and at the time of purchase (and the several obligations of the Underwriters at the additional time of purchase are subject to the accuracy of the representations and warranties on the part of the Company and the Selling Stockholder on the date hereof and at the time of purchase (unless previously waived) and at the additional time of purchase, as the case may be), the performance by the Company and the Selling Stockholder of their obligations hereunder and to the following additional conditions precedent:

                  (a) You shall have received, at the time of purchase and at the additional time of purchase, as the case may be, an opinion of Hale and Dorr LLP, counsel for the Company, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with reproduced copies for each of the other Underwriters and in form reasonably satisfactory to Dewey Ballantine LLP, counsel for the Underwriters, stating that:

                           (i) each of the Company, BSM Japan and BSMD Ventures
                  has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with the requisite corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement and the Prospectus, and in the case of the Company, to execute and deliver this Agreement and to issue, sell and deliver the Shares as herein contemplated;

                           (ii) each of the Company, BSM Japan and BSMD Ventures
                  is duly qualified to do business as a foreign corporation and is in good standing in the Commonwealth of Massachusetts, and to such counsel's knowledge no qualification is necessary in any other jurisdiction for the Company to conduct its business as described in the Registration Statement and the Prospectus;

                           (iii) this Agreement has been duly authorized,
                  executed and delivered by the Company and constitutes the valid and binding agreement of the Company;

                           (iv) the Shares being sold by the Company have been
                  duly authorized by the Company and, when issued and delivered by the Company to and paid for by the Underwriters in accordance with the terms hereof, will be validly issued, fully paid and non-assessable;

                           (v) the Company has an authorized and outstanding
                  capitalization as set forth in the Registration Statement and the Prospectus; the outstanding shares of capital stock of each of the Company ( including the Shares being sold by the Selling Stockholder), BSM Japan and BSMD Ventures have been duly and validly authorized and issued and are fully paid, non-assessable and free of statutory preemptive and contractual preemptive or similar rights; all of the outstanding capital stock of or other ownership interest in each of BSM Japan and BSMD Ventures is owned of record by the Company subject to no recorded security interest, other encumbrance or adverse claims; the Shares being sold by the Company, when issued by the Company, will be free of preemptive rights under the Delaware General Corporation law ("DGCL") and contractual preemptive or similar rights under agreements filed as exhibits to the Registration Statement; and the certificates for the Shares comply with the requirements of the DGCL and the Nasdaq National Market;

                           (vi) the capital stock of the Company, including the
                  Shares, conforms in all material respects to the description thereof contained in the Registration Statement and Prospectus;

                           (vii) the Registration Statement and the Prospectus
                  (except as to the financial statements and schedules and other financial and statistical data contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act;

                           (viii) the Registration Statement has become
                  effective under the Act and, to such counsel's knowledge, no stop order proceedings with respect thereto are pending or threatened under the Act and any required filing of the Prospectus and any supplement thereto pursuant to Rule 424 under the Act has been made in the manner and within the time period required by such Rule 424;

                           (ix) no approval, authorization, consent or order of
                  or filing with any national, state or local governmental or regulatory commission, board, body, authority or agency is required to be made or obtained by the Company in connection with the issuance and sale of the Shares and consummation by the Company of the transactions contemplated hereby other than registration of the Shares under the Act and except for such other approvals, authorizations, consents, orders or filings as have been obtained or made (except such counsel need express no opinion as to any necessary qualification under the state securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters);

                           (x) the execution, delivery and performance of this
                  Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not constitute, and will not result in, a Default Event (a) under any provisions of the charter, by-laws or other organizational documents of any of the Company, BSM Japan or BSMD Ventures or (b) under any provision of any license, permit, indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any lease, contract or other agreement or instrument to which any of the Company, BSM Japan or BSMD Ventures is a party or by which any of them or their properties may be bound or affected and which is filed as an exhibit to the Registration Statement or, except as set forth in the Prospectus, under any federal, state, local or foreign law, regulation or rule or any decree, judgment or order known to such counsel to be applicable to any of the Company, BSM Japan or BSMD Ventures other than, in the case of clause (b), such Default Events as would not, individually or in the aggregate, have a Material Adverse Effect;

                           (xi) to such counsel's knowledge, there are no
                  contracts, licenses, agreements, leases or documents of a character which are required to be filed as exhibits to the Registration Statement or to be summarized or described in the Prospectus which have not been so filed, summarized or described as required;

                           (xii) to such counsel's knowledge, there are no
                  actions, suits, claims, investigations or proceedings pending, or, to such counsel's knowledge, threatened to which the Company or any of the Subsidiaries is subject or of which any of their respective properties is subject at law or in equity or before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency which are required to be described in the Prospectus but are not so described as required;

                           (xiii) the Company is not and, after giving effect to
                  the offering and sale of the Shares, will not be an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act;

                           (xiv) such counsel has read the statements in the
                  Registration Statement and the Prospectus listed in Exhibit A hereto and, insofar as such statements constitute summaries of legal matters, contracts, agreements, documents or proceedings referred to therein, or refer to statements of law or legal conclusions (exclusive of the laws of any jurisdiction other than the federal laws of the United States, state laws of the Commonwealth of Massachusetts and under the DGCL), such statements are accurate in all material respects and fairly present the information purported to be shown;

                           (xv) no person has the right, pursuant to the terms
                  of any contract, agreement or other instrument described in or filed as an exhibit to the Registration Statement, to have any securities owned by them included in the Registration Statement or sold in the offering contemplated thereby or otherwise registered pursuant to the Act as a result of the filing or effectiveness of the Registration Statement or the transactions contemplated by this Agreement, except for such rights as have been complied with or waived; and

                           (xvi) all documents incorporated by reference by the
                  Registration Statement, the Preliminary Prospectus and the Prospectus complied as to form, at the time such documents were filed with the Commission, in all material respects with the requirements of the Exchange Act, (it being understood that such counsel need express no opinion with respect to the financial statements and schedules and other financial or statistical data included in the Registration Statement or Prospectus).

                  In addition, such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants of the Company and representatives of the Underwriters at which the contents of the Registration Statement and Prospectus were discussed and, although such counsel is not passing upon and does not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or Prospectus (except as and to the extent stated in subparagraphs (v), (vi) and (xiv) above), on the basis of the foregoing nothing has come to the attention of such counsel that causes them to believe that the Registration Statement or any amendment thereto at the time such Registration Statement or amendment became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus or any supplement thereto at the date of such Prospectus or such supplement, and at all times up to and including the time of purchase or additional time of purchase, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and schedules and other financial or statistical data included in the Registration Statement or Prospectus).

                  (b) You shall have received, at the time of purchase and at the additional time of purchase, as the case may be, an opinion of Jeantet & Associes, counsel to BMSA, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with reproduced copies for each of the other Underwriters and in form reasonably satisfactory to Dewey Ballantine LLP, counsel for the Underwriters, stating that:

                           (i) BMSA has been duly incorporated and is validly
                  existing as a corporation in good standing under the laws of France with the requisite corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus;

                           (ii) BMSA is duly qualified to do business as a
                  foreign corporation and is in good standing in each jurisdiction in which the ownership or leasing of its properties or the conduct of its business requires such qualification;

                           (iii) the Company is the sole registered owner of
                  8,525 shares of capital stock of BMSA, representing approximately 85% of the outstanding capital stock of BMSA. Such shares of capital stock have been duly authorized and validly issued and are fully paid and non-assessable; except as described in the Registration Statement and the Prospectus, such counsel has no knowledge of any other outstanding shares of capital stock of BMSA or any security interest, other encumbrance or adverse claim with respect to the shares of capital stock of BMSA owned by the Company or otherwise; and, except as described in the Registration Statement and the Prospectus, such counsel has no knowledge of any options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock or ownership interests in BMSA;

                           (iv) no approval, authorization, consent or order of
                  or filing with any national, state, local or other governmental or regulatory commission, board, body, authority or agency is required to be made or obtained by BMSA in connection with the issuance and sale of the Shares and consummation by the Company of the transactions contemplated hereby;

                           (v) the execution, delivery and performance of this
                  Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not constitute, and will not result in, a Default Event

                  (a) under any provisions of the charter, by-laws or other organizational documents of BMSA or (b) under any provision of any license, permit, indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any lease, contract or other agreement or instrument to which BMSA is a party or by which it or its properties may be bound or affected and, in any such case, which is known to such counsel, or under any federal, state, local or foreign law, regulation or rule or any decree, judgment or order known by such counsel to be applicable to BMSA, other than, in the case of clause (b), such Default Events as would not, individually or in the aggregate, have a Material Adverse Effect;

                           (vi) to such counsel's knowledge, (a) BMSA is not in
                  violation of its charter, by-laws or other organizational documents and (b) no Default Event exists under any license, permit, indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any lease, contract or other agreement or instrument to which BMSA is a party or by which it or its properties may be bound or affected and which is known to such counsel or under any French or European Union law, regulation or rule or any decree, judgment or order applicable to BMSA, except, in the case of clause (b), any such Default Events as would not, individually or in the aggregate, have a Material Adverse Effect;

                           (vii) such counsel has reviewed the statements with
                  respect to regulatory matters (solely insofar as such statements pertain to jurisdictions other than the United States or any State thereof) included in the Registration Statement and the Prospectus, and nothing has come to such counsel's attention that causes such counsel to believe that such statements, as of the effective date of the Registration Statement, as of the date of the Prospectus and as of the date of such opinion, contained or contains an untrue statement of material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

                           (viii) such counsel has reviewed the statements
                  relating to the contractual arrangements between the Company and BMSA (including, without limitation, the contractual arrangements relating to the minority ownership interest in BMSA and the owner thereof) included in the Registration Statement and the Prospectus, and nothing has come to such counsel's attention that causes such counsel to believe that such statements, as of the effective date of the Registration Statement, as of the date of the Prospectus and as of the date of such opinion, contained or contains an untrue statement of material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (c) You shall have received, at the time of purchase and at the additional time of purchase, as the case may be, the opinion of Pennie & Edmonds LLP, patent counsel to the Company, with respect to patents and proprietary rights, dated the time of purchase or the additional time of purchase, as the case may be, with reproduced copies for each of the other Underwriters and in form reasonably satisfactory to Dewey Ballantine LLP, counsel for the Underwriters, stating that:

                           (i) Nothing has come to the attention of such counsel
                  that would cause it to believe that the sections of the Registration Statement captioned "Risk factors--Risks Relating to Intellectual Property" and "Business--Proprietary Technology and Patent Rights", as of the date the Registration became effective, contained any untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                           (ii) Nothing has come to the attention of such
                  counsel that would cause it to believe that the sections of the Prospectus captioned "Risk factors--Risks Relating to Intellectual Property"; and "Business--Proprietary Technology and Patent Rights", as of the Closing Date, contain any untrue statement of material fact, or omit to state a material fact, necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

                           (iii) To the best of such counsel's knowledge, each
                  of the U.S. patents listed in Schedule A attached thereto and each of the U.S. patent applications listed in Schedule B attached thereto is either owned by the Company, or co-owned and exclusively licensed to the Company by all other co-owners; and to the best of such counsel's knowledge, the Company has the right to enforce, in a United States court of proper jurisdiction, each of the U.S. patents listed in Schedule A attached thereto.

                           (iv) To the best of such counsel's knowledge, during
                  prosecution of the U.S. patents listed in Schedule A attached thereto, such counsel had disclosed to the United States Patent and Trademark Office (the "USPTO"), in accordance with 37 C.F.R. Section 1.56, those references known to such counsel to be material to the patentability of the claims.

                           (v) Without having made any investigation for the
                  purpose of rendering this opinion, such counsel is not aware of any valid basis for a finding, by a properly informed court of proper jurisdiction, of invalidity under 35 U.S.C. Section 102 or of unenforceability of any of the patents listed in Schedule A attached thereto.

                           (vi) While there can be no guarantee that any
                  particular patent application will issue as a patent, each of the U.S. patent applications listed in Schedule B attached thereto was properly filed, and is being diligently prosecuted, in the USPTO.

                           (vii) To the best of such counsel's knowledge,
                  without any searches having been conducted for the purpose of rendering this opinion, each of the U.S. patent applications listed in Schedule B attached thereto recites patentable subject matter under 35 U.S.C. Section 102 and 103.

                           (viii) To the best of such counsel's knowledge, no
                  interference proceeding has been declared, in the USPTO, with respect to any of the U.S. patents listed in Schedule A attached thereto or with respect to any of the U.S. patent applications listed in Schedule B attached thereto.

                           (ix) To the best of such counsel's knowledge, for
                  each U.S. patent application listed in Schedule B attached thereto, all published information known to us, to date, to be "material to patentability", as defined in 37 C.F.R. Section 1.56(b), has been disclosed, or will be disclosed, if required, pursuant to 37 C.F.R. Section 1.97 to the USPTO.

                           (x) To the best of such counsel's knowledge, other
                  than as disclosed in the section of the Registration Statement and Prospectus captioned "Business--Legal Proceedings", the Company has not received any communication or notice, written or oral, relating to the potential infringement of any patents, trademarks, copyrights, trade secrets or proprietary rights of others.

                           (xi) To the best of such counsel's knowledge, without
                  having made any investigation, there is no infringement of any patents, trademarks, copyrights, trade secrets or proprietary rights of the Company and each of the Subsidiaries by others.

                  (d) You shall have received, at the time of purchase and at the additional time of purchase, as the case may be, an opinion of Hale and Dorr LLP, counsel to the Selling Stockholder, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with reproduced copies for each of the other Underwriters and in form reasonably satisfactory to Dewey Ballantine LLP, counsel for the Underwriters, stating that:

                           (i) this Agreement has been duly authorized, executed
                  and delivered by the Selling Stockholder and constitutes the valid and binding agreement of the Selling Stockholder enforceable against the Selling Stockholder in accordance with its terms, except as enforcement of rights to indemnity and contribution hereunder may be limited by federal or state securities laws or principles of public policy and subject to the qualification that the enforceability of obligations of the Selling Stockholder hereunder may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles;

                           (ii) no approval, authorization, consent or order of
                  or filing with any national, state or local governmental or regulatory commission, board, body, authority or agency is required to be made or obtained by the Selling Stockholder or any of its subsidiaries in connection with the consummation by the Selling Stockholder of the transactions contemplated hereby other than registration of the Shares under the Act and except for such other approvals, authorizations, consent, orders and filings as have been obtained or made (except such counsel need express no opinion as to any necessary qualification under the state securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters);

                           (iii) the execution, delivery and performance of this
                  Agreement by the Selling Stockholder and the consummation by the Selling Stockholder of the transactions contemplated hereby do not constitute, and will not result in, a Default Event (a) under any provisions of the charter or by-laws of the Selling Stockholder or (b) (i) under any provision of any license, permit, indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any lease, contract or other agreement or instrument to which the Selling Stockholder or any of its subsidiaries is a party or by which any of them or their respective properties may be bound or affected and which is filed as an Exhibit to the Selling Stockholder's Annual Report on Form 10-K for the period ended December 31, 2000, (ii) under any federal, state, local or foreign law, regulation or rule known to such counsel to be applicable to the Selling Stockholder or (iii) under any decree, judgment or order known to such counsel specifically naming the Selling Stockholder, other than, in the case of clauses (a) and (b), such Default Events as would not, individually or in the aggregate, have a Material Adverse Effect or a material adverse effect on the ability of the Selling Stockholder to consummate the transactions contemplated by this Agreement;

                           (iv) to such counsel's knowledge, there are no
                  actions, suits, claims, investigations or proceedings pending or, to such counsel's knowledge, threatened to which the Selling Stockholder is subject or of which any of its properties is subject at law or in equity or before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency which are required to be described in the Prospectus but are not so described as required;

                           (v) the Selling Stockholder has all requisite
                  corporate power and authority to sell, transfer and deliver, in the manner provided in this Agreement, the Shares being sold by the Selling Stockholder hereunder;

                           (vi) assuming each Underwriter has no notice of any
                  adverse claim (within the meaning of Section 8-105 of the UCC as enacted in the Commonwealth of Massachusetts (the "Massachusetts UCC"), each Underwriter that has purchased such Shares delivered at the time of purchase or at the additional time of purchase, as the case may be, to DTC by making payment therefor as provided herein, and that has had such Shares credited to the securities account or accounts of such Underwriters maintained with DTC, has acquired a security entitlement (within the meaning of Section 8-102(a)(17) of the Massachusetts UCC), and no action based on an adverse claim (within the meaning of Section 8-102(a)(1) of the Massachusetts UCC) may be asserted against such Underwriter with respect to such Shares; and

                           (vii) such counsel has read the statements in the
                  Registration Statement and the Prospectus listed in Exhibit B hereto and other references to the Selling Stockholder in the Registration Statement and the Prospectus, and insofar as such statements constitute summaries of legal matters, contracts, agreements, documents or proceedings referred to therein, or refer to statements of law or legal conclusions (exclusive of the laws of any jurisdiction other than the United States, the State of New York, the State of Massachusetts and under the Delaware General Corporation Law), such statements are accurate in all material respects and fairly present the information purported to be shown;

                  (e) You shall have received, at the time of purchase and at the additional time of purchase, as the case may be, the opinion of Hyman, Phelps & McNamara, P.C., regulatory counsel to the Company, dated the time of purchase or the additional time of purchase, as the case may be, with reproduced copies for each of the other Underwriters and in form reasonably satisfactory to Dewey Ballantine LLP, counsel for the Underwriters, stating that:

                           (i) the statements in the Registration Statement and
                  Prospectus under the captions "Risk factors - Risks Relating To Regulatory Matters" and "Business - Government Regulation, insofar as such statements constitute summaries of food and drug regulatory matters with respect to the Company, as of the date of the Registration Statement and the Prospectus and as of the date of such opinion are, in all material respects, accurate and correct statements or summaries of applicable federal law and regulation, subject to the qualifications set forth therein; and

                           (ii) nothing has come to the attention of such
                  counsel which has caused it to believe that sections of the Registration Statement and Prospectus referenced in (i) of this subsection (e), and any amendment or supplement thereto, as of the date of the Registration Statement and the Prospectus and as of the date of such opinion, contained any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (f) You shall have received at the time of purchase and at the additional time of purchase, as the case may be, the opinion of Dewey Ballantine LLP, counsel for the Underwriters, dated the time of purchase or the additional time of purchase, as the case may be, with respect to the issuance and sale of the Shares by the Company, the Registration Statement, the Prospectus (together with any supplement thereto) and other related matters as the Underwriters may require.

                  (g) You shall have received from Arthur Andersen LLP letters dated, respectively, the date of this Agreement and the time of purchase and additional time of purchase, as the case may be, and addressed to the Underwriters (with reproduced copies for each of the Underwriters) in the forms heretofore approved by UBS Warburg.

                  (h) No amendment or supplement to the Registration Statement or Prospectus, or document which upon filing with the Commission would be incorporated by reference therein, shall at any time have been filed to which you have objected or shall object in writing.

                  (i) The Registration Statement shall have become effective, or if Rule 430A under the Act is used, the Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act, at or before 5:00 P.M., New York City time, on the date of this Agreement, unless a later time (but not later than 5:00 P.M., New York City time, on the second full business day after the date of this Agreement) shall be agreed to by the Company and you in writing or by telephone, confirmed in writing; PROVIDED, HOWEVER, that the Company and you and any group of Underwriters, including you, who have agreed hereunder to purchase in the aggregate at least 50% of the Firm Shares may from time to time agree on a later date.

                  (j) Prior to the time of purchase or the additional time of purchase, as the case may be, (i) no stop order with respect to the effectiveness of the Registration Statement shall have been issued under the Act or proceedings initiated under Section 8(d) or 8(e) of the Act; (ii) the Registration Statement and all amendments thereto, or modifications thereof, if any, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and
         (iii) the Prospectus and all amendments or supplements thereto, or modifications thereof, if any, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading.

                  (k) Between the time of execution of this Agreement and the time of purchase or the additional time of purchase, as the case may be, (i) no material and adverse change, financial or otherwise (other than as referred to in the Registration Statement and Prospectus), in the operations, business, condition or prospects of the Company and the Subsidiaries taken as a whole shall occur or become known and (ii) no transaction which is material and unfavorable to the Company shall have been entered into by the Company or any of the Subsidiaries.

                  (l) Each of the Company and the Selling Stockholder will, at the time of purchase or additional time of purchase, as the case may be, deliver to you a certificate of the Company (signed by two of its executive officers) or the Selling Stockholder (signed by one of its executive officers), as the case may be, to the effect that the representations and warranties of the Company or the Selling Stockholder, as the case may be, as set forth in this Agreement are true and correct as of each such date, that the Company or the Selling Stockholder, as the case may be, has performed such of its obligations under this Agreement as are to be performed at or before the time of purchase and at or before the additional time of purchase, as the case may be, and the conditions set forth in paragraphs (i) and (j) of this
         Section 6 have been met.

                  (m) You shall have received the letters referred to in Section 3(i)(q).

                  (n) The Company and the Selling Stockholder shall have furnished to you such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement and the Prospectus as of the time of purchase and the additional time of purchase, as the case may be, as you may reasonably request.

                  (o) The Shares shall have been approved for listing for quotation on the Nasdaq National Market, subject only to notice of issuance at or prior to the time of purchase or the additional time of purchase, as the case may be.

         7. EFFECTIVE DATE OF AGREEMENT; TERMINATION. This Agreement shall become effective (i) if Rule 430A under the Act is not used, when you shall have received notification of the effectiveness of the Registration Statement, or
(ii) if Rule 430A under the Act is used, when the parties hereto have executed and delivered this Agreement.

         The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of you or any group of Underwriters (which may include you) which has agreed to purchase in the aggregate at least 50% of the Firm Shares, (i) if, since the time of execution of this Agreement or the respective dates as of which information is given in the Registration Statement and Prospectus, there has been any material adverse and unfavorable change, financial or otherwise (other than as referred to in the Registration Statement and Prospectus), in the operations, business, condition or prospects of the Company and the Subsidiaries taken as a whole, which would, in your judgment or in the judgment of such group of Underwriters, make it impracticable to market the Shares, or (ii) if, at any time prior to the time of purchase or, with respect to the purchase of any Additional Shares, the additional time of purchase, as the case may be, trading in securities on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market shall have been suspended or limitations or minimum prices shall have been established on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market, or if a banking moratorium shall have been declared either by the United States or New York State authorities, or if the United States shall have declared war in accordance with its constitutional processes or there shall have occurred any material outbreak or escalation of hostilities or other national or international calamity or crisis of such magnitude in its effect on the financial markets of the United States as, in your judgment or in the judgment of such group of Underwriters, to make it impracticable to market the Shares.

         If any Underwriter elects to terminate this Agreement as provided in this Section 7, the Company, the Selling Stockholder and each other Underwriter shall be notified promptly by letter or telegram from such terminating Underwriter.

         If the sale to the Underwriters of the Shares, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this

Agreement or if such sale is not carried out because the Company or the Selling Stockholder shall be unable to comply with any of the terms of this Agreement, the Company and the Selling Stockholder shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 4(i)(1), 5 and 9 hereof), and the Underwriters shall be under no obligation or liability to the Company and the Selling Stockholder under this Agreement (except to the extent provided in Section 9 hereof) or to one another hereunder.

         8. INCREASE IN UNDERWRITERS' COMMITMENTS. Subject to Sections 6 and 7, if any Underwriter shall default in its obligation to purchase and pay for the Firm Shares to be purchased by it hereunder (otherwise than for a reason sufficient to justify the termination of this Agreement under the provisions of
Section 7 hereof) and if the number of Firm Shares which all Underwriters so defaulting shall have agreed but failed to purchase and pay for does not exceed 10% of the total number of Firm Shares, the non-defaulting Underwriters shall purchase and pay for (in addition to the aggregate number of Firm Shares they are obligated to purchase pursuant to Section 1 hereof) the number of Firm Shares agreed to be purchased by all such defaulting Underwriters, as hereinafter provided. Such Shares shall be purchased and paid for by such non-defaulting Underwriter or Underwriters in such amount or amounts as you may designate with the consent of each Underwriter so designated or, in the event no such designation is made, such Shares shall be purchased and paid for by all non-defaulting Underwriters pro rata in proportion to the aggregate number of Firm Shares set opposite the names of such non-defaulting Underwriters in Schedule A.

         Without relieving any defaulting Underwriter from its obligations hereunder, the Company and the Selling Stockholder agree with the non-defaulting Underwriters that they will not sell any Firm Shares hereunder unless all of the Firm Shares are purchased by the Underwriters (or by substituted Underwriters selected by you with the approval of the Company and the Selling Stockholder or selected by the Company and the Selling Stockholder with your approval).

         If a new Underwriter or Underwriters are substituted by the Underwriters or by the Company and the Selling Stockholder for a defaulting Underwriter or Underwriters in accordance with the foregoing provision, the Company and the Selling Stockholder or you shall have the right to postpone the time of purchase for a period not exceeding five business days in order that any necessary changes in the Registration Statement and Prospectus and other documents may be effected.

         The term Underwriter as used in this Agreement shall refer to and include any Underwriter substituted under this Section 8 with like effect as if such substituted Underwriter had originally been named in Schedule A.

         If the aggregate number of Shares which the defaulting Underwriter or Underwriters agreed to purchase exceeds 10% of the total number of Shares which all

Underwriters agreed to purchase hereunder, and if neither the non-defaulting Underwriters nor the Company shall make arrangements within the five business day period stated above for the purchase of all the Shares which the defaulting Underwriter or Underwriters agreed to purchase hereunder, this Agreement shall be terminated without further act or deed and without any liability on the part of the Company or the Selling Stockholder to any non-defaulting Underwriter and without any liability on the part of any non-defaulting Underwriter to the Company and the Selling Stockholder. Nothing in this paragraph, and no action taken hereunder, shall relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

         9. INDEMNITY AND CONTRIBUTION.

                  (a) The Company and the Selling Stockholder jointly and severally agree to indemnify, defend and hold harmless each Underwriter, its partners, directors and officers, and any person who controls any Underwriter within the meaning of Section 15 of the Act or
         Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or in a Prospectus (the term Prospectus for the purpose of this Section 9 being deemed to include any Preliminary Prospectus, the Prospectus and the Prospectus as amended or supplemented by the Company), or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in either such Registration Statement or Prospectus or necessary to make the statements made therein (with respect to the Prospectus, in light of the circumstances under which they were made) not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by or on behalf of any Underwriter through you to the Company expressly for use with reference to such Underwriter in such Registration Statement or such Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration Statement or such Prospectus or necessary to make such information (with respect to the Prospectus, in light of the circumstances under which they were made) not misleading or (ii) the matters described in the Prospectus under the caption "If shares in this offering were offered in violation of the Securities Act of 1933, certain purchasers of these shares would have the right to seek refunds or damages", PROVIDED, HOWEVER, that (A) the indemnity agreement contained in clause (i) of this subsection (a) with respect to any Preliminary Prospectus or amended Preliminary Prospectus shall not inure to the benefit of any

         Underwriter from whom the person asserting any such loss, damage, expense, liability or claim purchased the Shares which is the subject thereof if the Prospectus corrected any such alleged untrue statement or omission and if such Underwriter failed to send or give a copy of the Prospectus to such person at or prior to the written confirmation of the sale of such Shares to such person, unless the failure is the result of noncompliance by the Company with Section 4(i)(b) hereof, (B) the Selling Stockholder's obligation under clause (i) of this subsection (a) will be limited to any misstatements or omissions in the Prospectus under the caption "Selling stockholder" or otherwise of which the Selling Stockholder had actual knowledge on the date hereof or on the Closing Date and will be limited in any case to the amount of its net proceeds received hereunder and the Selling Stockholder will have no obligation under clause (ii) of this subsection (a) and (C) the Company's obligation under clause (ii) of this subsection (a) will be limited to its net proceeds received hereunder and will only inure to the benefit of UBS Warburg to the extent any loss, damage, expense, liability or claim as contemplated above incurred by UBS Warburg exceeds an amount equal to 55% of the total underwriting discount and commissions set forth on the outside front cover page of the Prospectus.

                  If any action, suit or proceeding (together, a "Proceeding") is brought against an Underwriter or any such person in respect of which indemnity may be sought against the Company and the Selling Stockholder pursuant to the foregoing paragraph, such Underwriter or such person shall promptly notify the Company and the Selling Stockholder in writing of the institution of such Proceeding and the Company and the Selling Stockholder shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; PROVIDED, HOWEVER, that the omission to so notify the Company and the Selling Stockholder shall not relieve the Company and the Selling Stockholder from any liability which the Company and the Selling Stockholder may have to any Underwriter or any such person or otherwise. Such Underwriter or such person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Underwriter or of such person unless the employment of such counsel shall have been authorized in writing by the Company and the Selling Stockholder in connection with the defense of such Proceeding or the Company and the Selling Stockholder shall not have, within a reasonable period of time in light of the circumstances, employed counsel to have charge of the defense of such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from, additional to or in conflict with those available to the Company and the Selling Stockholder (in which case the Company and the Selling Stockholder shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the Company and the Selling Stockholder and paid as incurred (it being understood, however, that the Company and the Selling Stockholder shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). The Company and the Selling Stockholder shall not be liable for any settlement of any Proceeding effected without the written consent of the Company and the Selling Stockholder, but if settled with the written consent of the Company and the Selling Stockholder, the Company and the Selling Stockholder jointly and severally agree to indemnify and hold harmless any Underwriter and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without the Company's written consent if (i) such settlement is entered into more than 60 business days after receipt by the indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days' prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault, culpability or a failure to act, by or on behalf of such indemnified party.

                  (b) Each Underwriter severally agrees to indemnify, defend and hold harmless the Company, its directors and officers, the Selling Stockholder and its directors and executive officers and any person who controls the Company or the Selling Stockholder within the meaning of
         Section 15 of the Act or Section 20 of the Exchange Act and the successors and assigns of all of the foregoing persons from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Company, the Selling Stockholder or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use with reference to such Underwriter in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or in a Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration Statement or such Prospectus or necessary to make such information not misleading.

                  If any Proceeding is brought against the Company, the Selling Stockholder or any such person in respect of which indemnity may be sought against any Underwriter pursuant to the foregoing paragraph, the Company, the Selling Stockholder or such person shall promptly notify such Underwriter in writing of the institution of such Proceeding and such Underwriter shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; PROVIDED, HOWEVER, that the omission to so notify such Underwriter shall not relieve such Underwriter from any liability which such Underwriter may have to the Company, the Selling Stockholder or any such person or otherwise. The Company, the Selling Stockholder or such person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Company, the Selling Stockholder or such person unless the employment of such counsel shall have been authorized in writing by such Underwriter in connection with the defense of such Proceeding or such Underwriter shall not have, within a reasonable period of time in light of the circumstances, employed counsel to have charge of the defense of such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to or in conflict with those available to such Underwriter (in which case such Underwriter shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties, but such Underwriter may employ counsel and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such Underwriter), in any of which events such fees and expenses shall be borne by such Underwriter and paid as incurred (it being understood, however, that such Underwriter shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). No Underwriter shall be liable for any settlement of any such Proceeding effected without the written consent of such Underwriter but if settled with the written consent of such Underwriter, such Underwriter agrees to indemnify and hold harmless the Company, the Selling Stockholder and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding.

                  (c) If the indemnification provided for in this Section 9 is unavailable to an indemnified party under subsections (a) and (b) of this Section 9 in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholder on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, and the Selling Stockholder on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholder on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and the Selling Stockholder and the total underwriting discounts and commissions received by the Underwriters, bear to the aggregate public offering price of the Shares. The relative fault of the Company and the Selling Stockholder on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company or by the Selling Stockholder or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities and claims referred to in this subsection shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending any Proceeding.

                  (d) The Company and the Selling Stockholder and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (c) above. Notwithstanding the provisions of this Section 9, in no case shall any Underwriter be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by such Underwriter and distributed to the public were offered to the public exceeds the amount of any damage which such Underwriter has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The

         Underwriters' obligations to contribute pursuant to this Section 9 are several in proportion to their respective underwriting commitments and not joint.

                  (e) The indemnity and contribution agreements contained in this Section 9 and the covenants, warranties and representations of the Company and the Selling Stockholder contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, its partners, directors or officers or any person (including each partner, officer or director of such person) who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, or by or on behalf of either of the Company or the Selling Stockholder, their directors or officers or any person who controls any of the Company or the Selling Stockholder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the issuance and delivery of the Shares. The Company, the Selling Stockholder and each Underwriter agree promptly to notify each other of the commencement of any Proceeding against it and, in the case of the Company or the Selling Stockholder, against any of the officers, directors or partners of the Company or the Selling Stockholder, as the case may be, in connection with the issuance and sale of the Shares, or in connection with the Registration Statement or Prospectus.

         10. NOTICES. Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram and, if to the Underwriters, shall be sufficient in all respects if delivered or sent to UBS Warburg LLC, 299 Park Avenue, New York, N.Y. 10171-0026, Attention:
Syndicate Department; if to the Company, shall be sufficient in all respects if delivered or sent to the Company at the offices of the Company at BioSphere Medical, Inc., 1050 Hingham Street, Rockland, Massachusetts 023670, Attention:
John M. Carnuccio; if to the Selling Stockholder, shall be sufficient in all respects if delivered or sent to the Selling Stockholder at the offices of the Selling Stockholder at Sepracor Inc., 111 Locke Drive, Marlborough, Massachusetts 01752, Attention: Chief Financial Officer.

         11. GOVERNING LAW; CONSTRUCTION. This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement ("Claim"), directly or indirectly, shall be governed by, and construed in accordance with, the laws of the State of New York. The Section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

         12. SUBMISSION TO JURISDICTION. Except as set forth below, no Claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and you, the Company and the Selling Stockholder consent to the jurisdiction of such courts and personal service with respect thereto. The Company and the Selling

Stockholder hereby consent to personal jurisdiction, service and venue in any court in which any Claim arising out of or in any way relating to this Agreement is brought by any third party against an Underwriter or any indemnified party. Each Underwriter, the Company (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates), and the Selling Stockholder (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) waives all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. The Company and the Selling Stockholder agree that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the Company or the Selling Stockholder, as the case may be, and may be enforced in any other courts in the jurisdiction to which the Company or the Selling Stockholder is or may be subject, by suit upon such judgment.

         13. PARTIES AT INTEREST. The Agreement herein set forth has been and is made solely for the benefit of the Underwriters, the Company and the Selling Stockholder and, to the extent provided in Section 9 hereof, the controlling persons, directors and officers referred to in such section, and their respective successors, assigns, heirs, personal representatives and executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

         14. COUNTERPARTS. This Agreement may be signed by the parties in one or more counterparts which together shall constitute one and the same agreement among the parties.

         15. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the Underwriters, the Company and the Selling Stockholder and their successors and assigns and any successor or assign of any substantial portion of the Company's and the Selling Stockholder's and any of the Underwriters' respective businesses and/or assets.

         16. MISCELLANEOUS. UBS Warburg LLC, an indirect, wholly owned subsidiary of UBS AG, is not a bank and is separate from any affiliated bank, including any U.S. branch or agency of UBS Warburg LLC. Because UBS Warburg LLC is a separately incorporated entity, it is solely responsible for its own contractual obligations and commitments, including obligations with respect to sales and purchases of securities. Securities sold, offered or recommended by UBS Warburg LLC are not deposits, are not insured by the Federal Deposit Insurance Corporation, are not guaranteed by a branch or agency, and are not otherwise an obligation or responsibility of a branch or agency.

         A lending affiliate of UBS Warburg LLC may have lending relationships with issuers of securities underwritten or privately placed by UBS Warburg LLC. To the extent required under the securities laws, prospectuses and other disclosure documents for securities underwritten or privately placed by UBS Warburg LLC will disclose the existence of any such lending relationships and whether the proceeds of the issue will be used to repay debts owed to affiliates of UBS Warburg LLC.

         If the foregoing correctly sets forth the understanding among the Company, the Selling Stockholder and the Underwriters, please so indicate in the space provided below for the purpose, whereupon this letter and your acceptance shall constitute a binding agreement among the Company, the Selling Stockholder and the several Underwriters.

                                            Very truly yours,

                                            BIOSPHERE MEDICAL INC.


                                            By:
                                                -----------------------
                                                Name:
                                                Title:



                                            SEPRACOR INC.

                                            By:
                                                -----------------------
                                                Name:
                                                Title:

Accepted and agreed to as of the
  date first above written

UBS WARBURG LLC
U.S. BANCORP PIPER JAFFRAY INC.
ADAMS, HARNESS & HILL, INC.


By:  UBS WARBURG LLC


By:
    -----------------------------
    Name:
    Title:

By:
    -----------------------------
    Name:
    Title:

                                   SCHEDULE A


                                                                   NUMBER OF
UNDERWRITER                                                       FIRM SHARES

UBS Warburg LLC

U.S. Bancorp Piper Jaffray Inc.

Adams, Harkness & Hill, Inc.
                                                                -------------

                                                                -------------

                                            Total.............  5,000,000
                                                                =============